Deerfield Triarc Capital Corp. Announces Effectiveness of Resale Shelf Registration Relating to Shares of Common Stock Held by Selling Stockholders Named in Shelf Registration

CHICAGO, Dec. 9 /PRNewswire-FirstCall/—Deerfield Triarc Capital Corp. (NYSE: DFR) (the “Company”) announced today that the U.S. Securities and Exchange Commission (“SEC”) declared the Company’s resale shelf registration statement (“Registration Statement”) effective at 4:00 p.m. on December 8, 2005. The Registration Statement, which was initially filed with the SEC on September 13, 2005 and was amended on November 2, 2005 and December 6, 2005, registers for resale 27,993,857 shares of common stock by selling stockholders named in the Registration Statement that were privately issued to initial purchasers in December 2004.

Subject to, and in accordance with, the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, the selling shareholders named in the Registration Statement are permitted to resell the shares of common stock covered by the Registration Statement from time to time in ordinary brokerage transactions through the facilities of the New York Stock Exchange, or in any other manner described in the “Plan of Distribution” in the prospectus that is a part of the Registration Statement. The Company will not receive any of the proceeds from these sales by the selling shareholders.

About Deerfield Triarc Capital Corp.

The Company is a specialty finance company formed in 2004 to invest in real estate-related securities and various other asset classes. The Company has elected and intends to continue to qualify to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. Our objective is to provide attractive returns to investors through a combination of dividends and capital appreciation, which we intend to achieve by opportunistically investing in financial assets and to construct an investment portfolio that is appropriately leveraged to seek to achieve attractive risk- adjusted returns.

The targeted asset classes and the principal investments we expect to make in each are as follows:

Asset Class	Principal Investments
Real Estate-Related Securities	Residential mortgage-backed
securities, or RMBS
Commercial mortgage-backed
securities, or CMBS

Other Asset-backed Securities,	Collateralized debt obligations,
or ABS	or CDOs
Consumer ABS

Bank Loans and Related Derivatives	Senior Secured and Unsecured Loans
Credit Default Swaps on Senior
Secured Loans

Leveraged Finance Instruments	Corporate Mezzanine Loans
High Yield Corporate Bonds
Distressed and Stressed Debt
Securities
Private Equity Investments

In addition, the Company may invest opportunistically in other types of investments within the core competencies of its manager, Deerfield Capital Management LLC, including investment grade corporate bonds and related derivatives, government bonds and related derivatives, and other fixed income related instruments.

NOTES TO PRESS RELEASE

The statements in this press release that are not historical facts, including most importantly information concerning possible or assumed future results of operations of Deerfield Triarc Capital Corp. (the “Company”) and statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements under the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements in the Reform Act. Many important factors could affect our future results and could cause them to differ materially from those expressed in the forward-looking statements contained herein. Such factors include general volatility of the securities markets in which we invest and the market price of our common stock; changes in our industry, interest rates, the debt securities markets or the general economy; increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; increased rates of default or decreased recovery rates on our investments; changes in governmental regulations, tax rates and similar matters; our expected financings and investments; availability of investment opportunities in real estate-related and other securities; the degree and nature of our competition; and other risks and uncertainties disclosed from time to time in the Company’s filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

SOURCE Deerfield Triarc Capital Corp.

12/09/2005
/CONTACT: Robert E. Armour, Chief Financial Officer of Deerfield Triarc

Capital Corp., +1-773-380-6490, or E-mail, deerfieldtriarc.com ; or General

Inquiries, Georganne Palffy, +1-312-640-6768, or Analyst Inquiries, Leslie

Loyet, +1-312-640-6672, both of Financial Relations Board/

(DFR)